EXHIBIT 99.3

Eversource Energy

Investor Call

February 5, 2016

Safe Harbor

All per share amounts in presentation are reported on a diluted basis. The only common equity securities that are publicly traded are common shares of Eversource Energy. The earnings and EPS of each business do not represent a direct legal interest in the assets and liabilities allocated to such business, but rather represent a direct interest in Eversource Energy's assets and liabilities as a whole. EPS by business is a non-GAAP (not determined using generally accepted accounting principles) measure that is calculated by dividing the net income or loss attributable to common shareholders of each business by the weighted average diluted Eversource Energy parent common shares outstanding for the period. In addition, fourth quarter and year-end 2015 and 2014 earnings and EPS excluding certain integration costs are non-GAAP financial measures. Management uses these non-GAAP financial measures to evaluate earnings results and to provide details of earnings results by business and to more fully compare and explain our fourth quarter and full-year results without including the impact of the integration costs. Management believes that this measurement is useful to investors to evaluate the actual and projected financial performance and contribution of Eversource Energy's businesses. Non-GAAP financial measures should not be considered as alternatives to Eversource Energy consolidated net income attributable to common shareholders or EPS determined in accordance with GAAP as indicators of Eversource Energy's operating performance.

This presentation includes statements concerning Eversource Energy's expectations, beliefs, plans, objectives, goals, strategies, assumptions of future events, future financial performance or growth and other statements that are not historical facts. These statements are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, readers can identify these forward-looking statements through the use of words or phrases such as "estimate," "expect," "anticipate," "intend," "plan," "project," "believe," "forecast," "should," "could," and other similar expressions. Forward-looking statements involve risks and uncertainties that may cause actual results or outcomes to differ materially from those included in the forward-looking statements. Factors that may cause actual results to differ materially from those included in the forward-looking statements include, but are not limited to, cyber breaches, acts of war or terrorism, or grid disturbances; actions or inaction of local, state and federal regulatory, public policy, and taxing bodies; changes in business and economic conditions, including their impact on interest rates, bad debt expense and demand for Eversource Energy's products and services, which could include disruptive technology related to our current or future business model; fluctuations in weather patterns; changes in laws, regulations or regulatory policy; changes in levels or timing of capital expenditures; disruptions in the capital markets or other events that make Eversource Energy's access to necessary capital more difficult or costly; developments in legal or public policy doctrines; technological developments; changes in accounting standards and financial reporting regulations; actions of rating agencies; and other presently unknown or unforeseen factors. Other risk factors are detailed from time to time in the company's reports filed with the Securities and Exchange Commission (SEC) and are available on the SEC's website at www.sec.gov. Any forward-looking statement speaks only as of the date on which such statement is made, and Eversource Energy undertakes no obligation to update the information contained in any forward-looking statement to reflect developments or circumstances occurring after the statement is made or to reflect the occurrence of unanticipated events.

Agenda



Tom May

Chairman, President & CEO

- Shareholder Value
- Regional Leadership



Lee Olivier

EVP Enterprise Strategy & Business Development

- Northern Pass
- Access Northeast
- Clean Energy Connect



Jim Judge

Executive Vice President & CFO

- 2015 Performance
- Regulatory Update
- Financial Outlook

2015 Was A Very Productive Year For Eversource

For Customers



- Record electric reliability
- Record natural gas heating growth
- Stable delivery rates

For the Region



- Progress on addressing critical infrastructure challenges

For Investors


WALL ST

- Attractive returns and dividend growth
- Credit ratings upgrade

We've Delivered Top-Tier Shareholder Returns

ES outperformed the Philadelphia Utility Index over the 1, 3, 5 and 10 year periods

Total Shareholder Return	2015	3-Year	5-Year	10-Year
ES	**-1.3%**	**44.6%**	**89.3%**	**263.1%**
Philadelphia Utility Index	-6.3%	33.5%	57.6%	89.1%
S&P 500	1.4%	52.6%	80.8%	105.7%

An Integral Part of our Total Return is the Dividend.... Which Continues To Outperform Peers


Annualized Dividend
$1.10
$1.372
$1.47
$1.57
$1.67
$1.78
7.3%
24.7%*
7.1%
6.8%
6.4%
6.6%
5% - 7%
2011
2012
2013
2014
2015
2016

** Reflects impact of the merger*

Eversource is a Regional Leader in Advancing Broad Solutions for New England's Energy Challenges

EVERSOURCE

Winter Pipeline Constraints



Access Northeast

More Renewable Energy



Northern Pass

Clean Energy Connect

Energy Efficiency



$500 million/year in programs

Oil Heat Dependence



Natural Gas Conversions

Lee Olivier

EVP Enterprise Energy Strategy & Business Development

Transmission – Northern Pass Update

- 1,090 MW of clean energy
- $1.6 billion HVDC line, terminal and AC facilities
- Approximately 192 miles of new transmission using HVDC technology with AC/DC converters in Quebec and NH
- DOE draft Environmental Impact Statement issued July 21, 2015. Public comments due April 4, 2016
- Revised route announced August 18, 2015. Underground section increased from 8 miles to 60 miles
- Application filed with New Hampshire siting regulators on October 19, 2015.
  - NHSEC accepted application as complete on December 18, 2015
  - Public info sessions held January 2016
- Expected to provide significant benefits to the region:
  1. Billions of dollars in total energy and capacity value through reduced wholesale market prices
  2. Environmental value through carbon emissions reductions – annual reduction of approximately 3 million tons of CO_2
  3. Economic value through jobs and new tax base
  4. Reduces growing dependence on natural gas generation


Des Cantons
Quebec
Vermont
New Hampshire
Maine
Deerfield
Des Cantons to NH
Underground Northern Pass Route
Overhead Northern Pass Route
Substation
Converter Terminal
Length of Line in Quebec: 75 kilometers
Length of Line in NH: 192 miles

EVERSOURCE ENERGY

Northern Pass Timeline

July 21, 2015
Dept. of Energy Issued Draft Environmental Impact Statement
(EIS)

October 19, 2015
Northern Pass Filed Application with New Hampshire SEC

December 2015
NHSEC Accepted Application

State Review Process Began

Late 2016/ Early 2017
Permits Received

Construction Begins

First Half 2019
In-Service Date

Transmission - Clean Energy Connect


CLEAN
ENERGY
CONNECT

- Bid includes transmission, wind and hydro generation
- Eversource investment is the Massachusetts portion of a 25-mile, 345 kV transmission line
- 600 MW capacity
- Co-developing with experienced renewable generation developers
- Construction expected 2018 - 2020

Three-State Clean Energy RFP Timeline

Action Item	Date
Proposals Submitted	January 28, 2016
Selection of Bidders	April 26, 2016 – July 26, 2016
EDCs Execute Contracts	June 23, 2016 – September 22, 2016
Submit Contracts for Regulatory Approval	July 26, 2016 – October 25, 2016
Regulatory Approval	2016

Access Northeast - Designed to Provide a Long-Term Solution to Challenge of New England Natural Gas Supply



Maritimes & Northeast
PORTLAND
BOSTON
Algonquin Gas Transmission
NEW YORK
Texas Eastern
AGT and M&N systems directly connect to 60% of ISO-NE's gas-fired generators
New gas-fired generators totaling ~2750 MW attaching to AGT by 2019
Market area LNG peak shaving

access northeast

- Directly serves 60% of New England generation; growing to nearly 65% by 2019
- Will provide fuel for 5,000 MW of electric generation; or enough electricity to power over 5 million American homes

- Co-developed by Eversource Energy – 40%, Spectra Energy – 40%, National Grid – 20%
- Innovative, cost effective & environmentally responsible approach that will provide 900MM/day of natural gas directly to power plants by:
  - Upgrading existing pipelines – last mile advantage
  - Utilizing local natural gas storage
  - $3 billion total estimated cost
- Will increase access to plentiful natural gas supplies
  - Enhancing energy security
  - Lowering electric costs
  - Reducing carbon emissions
- Provides rapid response capability - a first of its kind service to electric generators that will:
  - Meet peak winter day needs
  - Back stop intermittent solar and wind renewable power

5 of 6 New England States Addressing Natural Gas Capacity Issues

Electric Distribution Co. (EDC) Purchase of Natural Gas Pipeline Capacity

CT	Public Act 15-107 enacted June 22, 2015. RFPs under development and allows for procurement of up to 375 mmcf/day of natural gas infrastructure. State energy officials (DEEP) expected to complete RFP process this year.
MA	Order of October 2 found DPU had authority to approve EDC natural gas supply contracts. ES and National Grid issued an RFP with bids received November 13. NSTAR, WMECO, Massachusetts Electric and Nantucket Electric have filed 20-year contracts with Algonquin/ANE seeking approval by October 1, 2016
NH	PUC opened docket in April (IR 15-124: "Investigation into Potential Approaches to Ameliorate Adverse Wholesale Electricity Market Conditions in New Hampshire"). Staff report released September 15 concluded PUC had authority to approve EDC natural gas supply contracts. NHPUC issued an order January 19, 2016 accepting staff report and said it will conduct a two-part review process as EDCs submit natural gas capacity contracts.
ME	Conducted RFP in 2014; bidders updated proposals in December 2015; decision on recommended solutions in late spring.
RI	2014 Energy Security Act allows RI EDCs to pursue contracts. National Grid issued an RFP with bids received November 13.
VT	Supportive of additional natural gas infrastructure; its level of support and participation to be determined.

Jim Judge

Executive Vice President & CFO

EVERSOURCE ENERGY

What I'll Cover…

- Financial and operational results
- Financial outlook
- Regulatory developments
- Delivering on commitments

2015 Results

EPS	Q4 2015	Q4 2014	Change	Full Year 2015	Full Year 2014	Change
Electric Distribution and Generation	$0.28	$0.35	($0.07)	$1.59	$1.45	$0.14
Electric Transmission	$0.25	$0.28	($0.03)	$0.96	$0.93	$0.03
Natural Gas Distribution	$0.05	$0.09	($0.04)	$0.23	$0.23	--
Parent & Other	$0.02	$0.00	$0.02	$0.03	$0.04	($0.01)
Recurring EPS (non-GAAP)	$0.60	$0.72	($0.12)	$2.81	$2.65	$0.16
Integration Costs	($0.03)	($0.03)	--	($0.05)	($0.07)	$0.02
Reported EPS (GAAP)	$0.57	$0.69	($0.12)	$2.76	$2.58	$0.18

Operating Performance Among the Best in Industry

Overall system reliability in 2015 was the "Best Ever"

Reliability Performance
Months Between Interruptions


11.9
13.4
14.4
15.4
16.6
2011
2012
2013
2014
2015
Good

1st quartile of industry peers

Restoration Performance
Avg. Restoration Speed in Minutes


120.5
104.1
86.2
82.0
71.6
2011
2012
2013
2014
2015
Good

2016 Guidance

EPS Range $2.90- $3.05

Key Drivers Compared to 2015

- Transmission rate base growth
- Natural gas customer and infrastructure growth
- NSTAR Gas rate increase
- Lower O&M

- Depreciation and property taxes
- Interest costs



Long-Term Earnings Growth


7.2% EPS 3-Year Growth Rate
5% - 7% Growth off 2015 Base
$2.28
$2.53
$2.65
$2.81
$2.90–
$3.05
2012A
2013A
2014A
2015A
2016E
2017E
2018E
2019E

Key Drivers for Long Term Guidance:

Positive

- *FERC-regulated electric and natural gas transmission growth*
- *O&M reductions of 2%-3% per year*
- *Natural gas expansion and system upgrades*

Negative

- *Increasing depreciation & property taxes*
- *Rising interest costs - capital investments*

Key Assumptions on Major Projects

- *NPT completed 2019*
- *Access Northeast major construction 2018-2020*

Electric Transmission Investing $4.7 Billion From 2015-2019


Actual
$807M
Forecast
$3.9 Billion
In Millions
$1,200
$1,000
$800
$600
$400
$200
$0
2015
2016
2017
2018
2019
Clean Energy Connect, other new initiatives
Base Reliability
New Substations & Associated T Lines in Boston Area
Greater Hartford Central Ct Projects
Greater Boston Projects
NH 10-Yr Study Reliability Projects
Northern Pass
Pittsfield Greenfield Area Solution
Stamford / Greenwich / SWCT Reliability
Northern Pass HVDC Line to Canada
US portion estimated at $1.5B
Greater Hartford Central Connecticut Projects $303M
Greenwich / SWCT Reliability $199M
NH 10-Yr Study Reliability $121M
New Substations and Associated Lines in Boston Area $234M
Pittsfield Greenfield Area Solution $132M
Greater Boston Projects $425M
$978M of other forecasted reliability projects

Projected Capital Expenditures


Projected Capital Expenditures*
$9.2 Billion 2016-2019
$ in Millions
$2,800
$2,400
$2,000
$1,600
$1,200
$800
$400
$0
$1,937
$101
$1,029
$807
$2,212
$105
$1,196
$911
$2,662
$88
$1,281
$1,293
$2,458
$82
$1,227
$1,149
$1,835
$87
$1,197
$551
2015A
2016E
2017E
2018E
2019E
Transmission
Distribution and Generation
Other, Primarily IT

*Excludes Access Northeast and Clean Energy Connect


Estimated ES Access Northeast Investments
$ in Millions
$500
$400
$300
$200
$100
$0
$150
$350
$400
2015-2017E
2018E
2019E

Rate Base by Business – Current and Future


Higher Earnings from Transmission
Becoming a Growing Share of Rate Base
$14.7 billion
5%
9%
51%
35%
$2.5 Billion Increase in
Transmission Rate Base
$18.3 billion*
10%
48%
42%
Note: Rate Base Excludes
Access Northeast and
Clean Energy Connect
Estimated 2015 Year-End
Rate Base
Projected 2019 Rate Base
Electric Transmission
Electric Distribution
Gas Distribution
Electric Generation

*Assumes divestiture of New Hampshire generation

Initiatives to Support Growth Beyond 2019

Investment	Status	Amount	Time Period
Access Northeast	FERC pre-filing started on November 3	$1.2 billion (ES share)	Initial pipeline 2018; LNG afterward
Clean Energy Connect	Bid into Clean Energy RFP	TBD	2018-2020
Regional initiatives to move additional clean power to market	In development	TBD	2020 and beyond
MA grid modernization (A)	Filed with state (MDPU)	$430 million (2/3 capex)	2017-2021
MA Hopkinton LNG upgrade	Contract approved with NSTAR Gas by MDPU	$200 million	2016-2020
MA gas pipe replacement	In progress	Up to $62 million/yr	20-25 years
CT Energy Strategy – natural gas expansion	In progress	Nearly $600 million	Through 2023
MA natural gas expansion	Expect to file early 2016	TBD	Beginning 2017

(A) CT and NH are currently assessing

Customer Growth Has Picked Up for Eversource's Natural Gas Business

Natural gas heating customer count rising by 2%-3% per year in forecast period
(Conversions and new construction)


Actual Customer Additions
18,000
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
5,162
5,575
6,628
8,871
10,356
10,625
11,415
12,500
2009
2010
2011
2012
2013
2014
2015
2016E
2017E
2018E
2019E

Pending Regulatory Dockets

New Hampshire Public Utilities Commission

Federal Energy Regulatory Commission

New Hampshire Generation Divestiture

- Initial settlement filed in June 2015
- Settlement with staff filed in January 2016
- Decision expected in March 2016
- PSNH to recover generation investment through plant sales, securitization
- PSNH to forego $25 million of equity return not yet recognized on scrubber
- Conditions for plant sale include honoring collective bargaining agreements, tax stabilization, operating plants for 18 months after sale
- Process expected to be complete in early 2017

FERC ROE Complaints

- ALJ ruling on second and third complaints extended to 3/31/16
- FERC decision expected in late 2016 or early 2017
- First complaint resulted in base ROE of 10.57%, project cap of 11.74%
    - Appeals pending in DC Circuit Court

Rate Case Activity

Jurisdiction	Company	Commentary
Massachusetts	NSTAR Electric WMECO	Base rates frozen through 12/31/15 Base rate cases filed in 2017
	NSTAR Gas	$15.8M base rate increase effective 1/1/16
Connecticut	CL&P	Next case: 2nd half of 2017, effective 12/1/17
	Yankee Gas	Need to file by 2019
New Hampshire	PSNH	Next distribution rate request will not occur before 7/1/17

ES Has the Highest Credit Rating in Utility Industry

2015 Rating Agency Actions

- *S&P raised ES, all subsidiary corporate credit ratings from "A-" to "A"*
- *Fitch revised CL&P, PSNH, WMECO outlooks from "Stable" to "Positive"*
- *Moody's revised PSNH, WMECO outlooks from "Stable" to "Positive"*


1. ES (Stable)
1
14
16
14
2
A
A-
BBB+
BBB
BBB-

*Standard & Poor's credit ratings

Current $17.5 Billion Market Cap Nearly Double Pre-Merger – Creating $8 Billion in Shareholder Value


Stock Price Performance Since Merger Announced
88%
72%
56%
40%
24%
8%
-8%
10/15/10
12/31/15
S&P 500 +73.8%
ES +66.4%
UTY +27.6%

Delivered on Commitments

Our Commitments:	Results Delivered:	
1. Exceed industry EPS & Dividend growth	Three-year average EPS and dividend growth of 7.2% and 8.2%, respectively	✓
2. Reduce spending – Target 3-4%/yr.	Three year average O&M reduction over 5%	✓
3. Maintain strong financial condition	"A" credit rating is the best in industry	✓
4. Deliver top-tier service quality and reliability	2015 best reliability year ever; top-quartile service levels	✓
5. Continue to grow and leverage our transmission & gas businesses	Transmission portfolio continues to grow; progress on major projects; gas expansion exceeds target	✓
6. Advancing energy policy in the region	"Access Northeast" – the solution to address needed regional gas infrastructure; NPT and Clean Energy Connect bid into RFP	✓

APPENDIX

Projected Distribution/Generation Capital Expenditures


$ in Millions
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$941
$726
$21
$194
$1,029
$783
$33
$213
$1,196
$892
$20
$284
$1,281
$963
$318
$1,227
$888
$339
$1,197
$840
$357
2014A
2015A
2016E
2017E
2018E
2019E
Natural Gas Distribution
Generation
Electric Distribution

Projected Transmission Capital Expenditures*



$ in Millions
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$701
$28
$69
$121
$224
$259
$807
$38
$116
$162
$238
$253
$911
$31
$115
$112
$302
$351
$1,293
$684
$78
$65
$216
$250
$1,149
$636
$22
$38
$238
$215
Clean Energy Connect, other new initiatives
$149
$40
$56
$149
$157
2014A
2015A
2016E
2017E
2018E
2019E
CL&P
NSTAR Electric
PSNH
WMECO
NPT

*Excludes Clean Energy Connect

EVERSOURCE ENERGY

Transmission Rate Base Growth Projections*

Electric transmission accounts for more than 50% of EPS growth through 2019


2015 - 2019
10.2% CAGR
$ in Millions
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$4,917
$91
$535
$611
$1,278
$2,402
$5,190
$128
$612
$656
$1,387
$2,407
$5,674
$157
$717
$687
$1,598
$2,515
$6,654
$842
$738
$796
$1,678
$2,600
$7,584
$1,478
$769
$775
$1,848
$2,714
$7,648
$1,428
$781
$795
$1,941
$2,703
2014A
2015E
2016E
2017E
2018E
2019E
CL&P
NSTAR Electric
WMECO
PSNH
NPT

Excludes Clean Energy Connect

Progress on Major Massachusetts Transmission Reliability Projects


PGA
WS GIS
Greater Boston
NEW HAMPSHIRE
MAINE
Pittsfield
Fitchburg
Haverhill
Gloucester
Holyoke
Springfield
BOSTON
Brockton
Attleboro
Plymouth
Taunton
Fall River
Hyannis
Provincetown
CONNECTICUT
North Atlantic Ocean

Pittsfield Greenfield Area Solution (PGA)

- 12 projects in western Massachusetts
- 7 projects are complete, remaining 5 have started the construction phase
- Siting approval received in July 2015
- Projected completion: 2017
- Total projected investment: $113 million

West Springfield GIS (WS GIS)

- Major substation rebuild project
- Civil construction commenced June 2015
- Major material received
- GIS building installation completed
- Projected completion: 2017
- Total projected investment: $54 million

Greater Boston Reliability Solution

- 31 projects including seven new transmission lines, new substations and substation expansion projects
- Six of eight siting applications filed to date
- ISO-NE I.3.9 expected Q1 2016
- Projected completion: June 2019
- Total projected investment: $544 million

Progress on Major Connecticut Transmission Reliability Projects

Greater Hartford Central Connecticut (GHCC)

- 27 projects in five geographic subareas - Greater Hartford, Manchester, Southington, Middletown and Northwest Connecticut
- 5 projects completed and in-service, 2 under construction, 6 in siting and 14 in pre-siting
- Projected completion: 2018
- Total projected investment: $350 million


GHCC
SWCT
Greenwich
MASSACHUSETTS
NEW YORK
RHODE ISLAND
CONNECTICUT
Torrington
HARTFORD
New Britain
Bristol
Vernon
Manchester
Wethersfield
Meriden
Middletown
Norwich
Wallingford
Danbury
Shelton
Trumbull
Bridgeport
Milford
New Haven
Old Saybrook
New London
Groton
North Atlantic Ocean

Southwest Connecticut Reliability Project (SWCT)

- 22 projects in four geographic subareas in southwest Connecticut
- 3 projects completed, 4 projects commencing construction, 4 projects in siting and 11 in pre-siting/engineering
- Projected completion: 2018
- Total projected investment: $150 million

Greenwich Substation Project

- New Gas Insulated Substation (GIS) and 2.3 mile underground 115-kV line
- ISO – NE I.3.9 received on 5/1/15
- Siting evidentiary hearings to complete in Q1 2016
- Projected completion: 2018
- Total projected Transmission investment: $120 million

Progress on Major New Hampshire Transmission Reliability Projects

Seacoast Reliability Project (SRP)

- New 12.6mi 115-kV line that is built overhead, underground and undersea (Little Bay)
- Siting application expected to be filed with the NH Siting Evaluation Committee (SEC) February 2016
- Projected completion: 2018
- Total projected investment: $74 million

Merrimack Reliability Project (MVRP)

- Related to Greater Boston Solutions
- Filed siting application with NH SEC July 21
- New 18 mi overhead 115-kV line in NH (10 mi Eversource and 8 mi National Grid)
- Projected completion: 2017
- Eversource section to cost approximately $36 million


SCRP
MVRP
Substations
New Hampshire
CANADA
QUEBEC
MAINE
MASSACHUSETTS

New Substation Projects

- Several new substations throughout NH
  - Peaslee Switching Station (Kingston, NH)
  - North Keene Substation (Keene, NH)
  - Rimmon Substation (Manchester, NH)
  - Eagle 345kV Substation (Merrimack, NH)
  - Curtisville Substation (Concord, NH – 6/17 ISD)
- Projected completion: December 2016
- Total Transmission investment: ~$117M